Exhibit 1.1

21,739,131 Shares of Common Stock

Warrants to Purchase up to 21,739,131 Shares of Common Stock

AVEO PHARMACEUTICALS, INC.

PURCHASE AGREEMENT

April 3, 2019

H.C. Wainwright & Co., LLC

430 Park Avenue

New York, New York 10022

Ladies and Gentlemen:

AVEO Pharmaceuticals, Inc., a Delaware corporation (the “Company”), proposes to sell to H.C. Wainwright & Co., LLC, as underwriter (the “Underwriter”) an aggregate of (i) 21,739,131 authorized but unissued shares (the “Firm Shares”) of common stock, $0.001 par value per share (the “Common Stock”), of the Company and (ii) Warrants (as defined below) (the “Firm Warrants”) to purchase up to an aggregate of 21,739,131 shares of Common Stock (the “Firm Warrant Shares”). As used herein, a “Warrant” refers to a warrant to purchase one share of Common Stock, substantially in the form attached hereto as Exhibit A. The Firm Shares and the Firm Warrants are referred to herein as the “Firm Securities.”

The Company has also granted to the Underwriter an option to purchase (i) up to 3,260,869 additional shares of Common Stock (the “Option Shares”) and/or (ii) Warrants (collectively, the “Option Warrants” and together with the Option Shares, the “Option Securities”) to purchase up to an aggregate of 3,260,869 shares of Common Stock (the “Option Warrant Shares” and together with the Firm Warrant Shares, the “Warrant Shares”). The Firm Shares and the Option Shares are hereinafter collectively referred to as the “Shares” and the Firm Warrants and the Option Warrants are collectively referred to as the “Warrants.” The Firm Securities, the Option Securities and the Warrant Shares are herein collectively called the “Securities.” The Shares and the Warrants shall be sold together as a fixed combination, each consisting of (i) one share of the Common Stock and (ii) one Warrant. The Shares and the Warrants shall be immediately separable and transferable upon issuance.

1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriter as follows:

(a) A registration statement of the Company on Form S-3 (File No. 333-221837) (including all amendments thereto, the “Registration Statement”) in respect of the Securities has been filed with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act” or the “Act”). The Company meets the requirements for use of Form S-3 under the Securities Act, and the rules and regulations of the Commission under the Securities Act (the “Rules and Regulations”), including any limitations regarding the sale of securities thereunder. The Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Underwriter, have been declared effective by the Commission in such form and meet the requirements of the Securities Act, and the Rules and Regulations. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been initiated or threatened by the Commission. Each part of such registration statement, including the amendments, exhibits and any schedules thereto, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act and the documents and information otherwise deemed to be a part thereof or included therein by Rule 430B under the Act (the “Rule 430B Information”) or otherwise pursuant to the Rules and Regulations, as of the time the Registration Statement became effective, is hereinafter collectively called the “Registration Statement.” Any registration statement filed by the Company pursuant to Rule 462(b) under the Securities Act is called the “Rule 462(b) Registration Statement” and, from and after the date and time of filing of the Rule 462(b) Registration Statement, the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. The conditions for use of Form S-3, set forth in the General Instructions thereto, have been satisfied.

The prospectus in the form in which it has most recently been filed with the Commission on or prior to the date of this Purchase Agreement (this “Agreement”) is herein called the “Base Prospectus.” Each preliminary prospectus supplement to the Base Prospectus (including the Base Prospectus as so supplemented), that describes the Securities and the offering thereof, that omitted the Rule 430B Information and that was used prior to the filing of the final prospectus supplement referred to in the following sentence is herein called a “Preliminary Prospectus.” Promptly after execution and delivery of this Agreement, the Company will prepare and file with the Commission a final prospectus supplement to the Base Prospectus relating to the Securities and the offering thereof in accordance with the provisions of Rule 430B and Rule 424(b) of the Rules and Regulations. Such final form of prospectus supplement (including the Base Prospectus as so supplemented), in the form filed with the Commission pursuant to Rule 424(b) is herein called the “Prospectus.” Any reference herein to the Registration Statement, Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein. Any reference herein to the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act as of the date of such prospectus. Upon the filing or first use within the meaning of the Rules and Regulations, each Preliminary Prospectus and the Prospectus (or any supplement to either) conformed or will conform to the requirements of the Act and the Rules and Regulations.

For purposes of this Agreement, all references to the Registration Statement, the Rule 462(b) Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis, and Retrieval System or any successor system thereto. All references in this Agreement to financial statements and schedules and other information which is “described,” “contained,” “included” or “stated” in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the Rules and Regulations to be a part of or included in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that is deemed to be incorporated therein by reference therein or otherwise deemed by the Rules and Regulations to be a part thereof.

(b) As of the Applicable Time (as defined below) and as of the Closing Date (as defined herein), as the case may be, neither (i) the General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time and set forth on Schedule II hereto, the information included on Schedule III hereto, the Base Prospectus and the Preliminary Prospectus included in the Registration at the Applicable Time, all considered together (collectively, the “General Disclosure

Package”), (ii) any individual Limited Use Free Writing Prospectus (as defined below), (iii) nor any bona fide electronic road show (as defined in Rule 433(h)(5) of the Rules and Regulations that has been made available without restriction to any person), when considered together with the General Disclosure Package, included or will include any untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Preliminary Prospectus or any Issuer Free Writing Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information as defined in Section 5(f). As used in this paragraph (b) and elsewhere in this Agreement:

“Applicable Time” means 11:00 p.m., New York time, on the date of this Agreement or such other time as agreed to by the Company and the Underwriter.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Rules and Regulations relating to the Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) of the Rules and Regulations.

“General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is identified on Schedule I to this Agreement.

“Limited Use Free Writing Prospectuses” means any Issuer Free Writing Prospectus that is not a General Use Free Writing Prospectus.

(c) No order preventing or suspending the use of any Preliminary Prospectus, any Issuer Free Writing Prospectus or the Prospectus relating to the proposed offering of the Securities has been issued by the Commission, and no proceeding for that purpose or pursuant to Section 8A of the Securities Act has been instituted or, to the Company’s knowledge, threatened by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from any Preliminary Prospectus, in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information as defined in Section 5(f).

(d) At the respective times the Registration Statement and any amendments thereto became or become effective, at the date of this Agreement and at the Closing Date, such Registration Statement and any amendments thereto conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendments or supplements thereto, at the time the Prospectus or any amendment or supplement thereto was issued and at the Closing Date, conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing representations and warranties in this paragraph (d) shall not apply to information contained in or omitted from the Registration

Statement or the Prospectus, or any amendment or supplement thereto, in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information (as defined in Section 5(f)). The Prospectus contains all required information under the Securities Act with respect to the Securities and the distribution of the Securities.

(e) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company notified or notifies the Underwriter as described in Section 3(c), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, Preliminary Prospectus or the Prospectus, including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified, or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances prevailing at the subsequent time, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriter’s Information.

(f) The documents incorporated by reference in the Prospectus, when they were filed with the Commission conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and none of such documents contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with Commission will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g) The Company has not, directly or indirectly, distributed and will not distribute any offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 3(b) below. The Company will file with the Commission all Issuer Free Writing Prospectuses in the time and manner required under Rules 163(b)(2) and 433(d) of the Rules and Regulations.

(h) At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Securities and (2) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act, including the Company or any subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 of the Rules and Regulations (without taking account of any determination by the Commission pursuant to Rule 405 of the Rules and Regulations that it is not necessary that the Company be considered an ineligible issuer), nor an “excluded issuer” as defined in Rule 164 under the Securities Act.

(i) The Company and each of its subsidiaries have been duly organized and are validly existing as corporations or other legal entities in good standing (or the foreign equivalent thereof) under the laws of their respective jurisdictions of organization. The Company and each of its subsidiaries are duly qualified to do business and are in good standing as foreign corporations or other legal entities in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority (corporate or other) necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, assets, business or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”). Other than ownership of its subsidiaries, AVEO Pharma Limited, AVEO Securities Corporation and AVEO Pharma (Ireland) Limited, the Company does not own or control, directly or indirectly, any interest in any corporation, partnership, limited liability partnership, limited liability company, association or other entity.

(j) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Company has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the authorization, issuance and sale of the Securities as contemplated by this Agreement. The Firm Warrants and the Option Warrants have been duly authorized by the Company and, upon issuance against payment of the applicable consideration set forth herein, will (i) constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, (ii) conform in all material respects to the description thereof contained in the General Disclosure Package and Prospectus, (iii) be issued in compliance with federal and state securities laws and (iv) be free of statutory and contractual preemptive rights, rights of first refusal and similar rights.

(k) The Securities to be issued and sold by the Company to the Underwriter hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof contained in the General Disclosure Package and the Prospectus.

(l) The Company has an authorized capitalization as set forth under the heading “Description of Capital Stock” in the Preliminary Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with federal and state securities laws and conform in all material respects to the description thereof contained in the General Disclosure Package and the Prospectus. All of the Company’s options, warrants and other rights to purchase or exchange any securities for shares of the Company’s capital stock have been duly authorized and validly issued and were issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding shares of capital stock, options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those described above or accurately described in the General Disclosure Package. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the General Disclosure Package and the Prospectus, accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(m) All the outstanding shares of capital stock (if any) of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent set forth in the General Disclosure Package or the Prospectus, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party.

(n) The execution, delivery and performance of this Agreement and the Warrants by the Company, the issue and sale of the Securities by the Company and the consummation of the transactions contemplated hereby will not (with or without notice or lapse of time or both) (i) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default or a Debt Repayment Triggering Event (as defined below) under, give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any lien, encumbrance, security interest, claim or charge upon any property or assets of the Company or any subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws (or analogous governing instruments, as applicable) of the Company or any of its subsidiaries or (iii) result in any violation of the provisions of any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; except, in the case of clauses (i) or (iii), to the extent that such event is not reasonably expected to have a Material Adverse Effect. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company of any of its subsidiaries.

(o) No consent, approval, authorization or order of, or filing, qualification or registration (each an “Authorization”) with, any court, governmental or non-governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement and the Warrants by the Company, the offer or sale of the Securities or the consummation of the transactions contemplated hereby, except for (i) the registration of the Securities under the Securities Act and applicable state securities laws, the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the Nasdaq Capital Market (the “Exchange”) in connection with the purchase and distribution of the Securities by the Underwriter and the listing of the Securities on the Exchange and (ii) such Authorizations (other than those set forth in clause (i)), the failure of which to obtain or make is not reasonably expected to have a Material Adverse Effect. No event has occurred that allows or results in, or after notice or lapse of time or both would allow or result in, revocation, suspension, termination or invalidation of any such Authorization or any other impairment of the rights of the holder or maker of any such Authorization. All corporate approvals (including those of stockholders) necessary for the Company to consummate the transactions contemplated by this Agreement have been obtained and are in effect.

(p) Ernst & Young LLP (“EY”), which has certified certain financial statements included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus, and has audited the effectiveness of the Company’s internal control over financial reporting, is (x) an independent registered public accounting firm within the meaning of Article 2-01 of Regulation S-X and the Public Company Accounting Oversight Board (United States), (y) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”)) and (z) in the performance of its work for the Company, not in violation of the auditor independence requirements of the Sarbanes-Oxley Act.

(q) The financial statements, together with the related notes and schedules, included or incorporated by reference in the General Disclosure Package, the Prospectus and in the Registration Statement fairly present the financial position and the results of operations and changes in financial position of the Company and its consolidated subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes have been prepared in accordance with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved except as may be set forth in the related notes included or incorporated by reference in the General Disclosure Package. The financial statements, together with the related notes, included or incorporated by reference in the General Disclosure Package and the Prospectus comply in all material respects with Regulation S-X. No other financial statements or supporting schedules or exhibits are required by Regulation S-X to be described or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus. The selected financial data included or incorporated by reference in the General Disclosure Package, the Prospectus and the Registration Statement fairly present the information shown therein as at the respective dates and for the respective periods specified and are derived from the consolidated financial statements incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus and other financial information. All information contained in the Registration Statement, the General Disclosure Package and the Prospectus regarding “non-GAAP financial measures” (as defined in Regulation G) complies with Regulation G and Item 10 of Regulations S-K, to the extent applicable. Except as disclosed in the General Disclosure Package and the Prospectus, there are no material off-balance sheet arrangements (as defined in Regulation S-K under the Securities Act, Item 303(a)(4)(ii)) or any other relationships with unconsolidated entities or other persons, that may have a material current or material future effect on the Company’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses.

(r) The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(s) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the General Disclosure Package, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the General Disclosure Package; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any Material Adverse Effect or any development which would reasonably be expected to result in any Material Adverse Effect, otherwise than as set forth or contemplated in the General Disclosure Package.

(t) Except as set forth in the General Disclosure Package, there is no legal or governmental proceeding to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries or any officer or director of the Company, in their roles as such, or any employee benefit plan sponsored by the Company is the subject, including any proceeding before the United States Food and Drug Administration of the U.S. Department of Health and Human Services (“FDA”) or comparable federal, state, local or foreign governmental bodies (it being understood that the interaction between the Company and the FDA and such comparable governmental bodies relating to the clinical development and product approval process shall not be deemed proceedings for purposes of this representation), which is required to be described in the Registration Statement, the General Disclosure Package or the Prospectus or a document incorporated by reference therein and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect; and to the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others. The Company is in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees governing its business as prescribed by the FDA, or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous substances or materials, except where noncompliance would not, singly or in the aggregate, have a Material Adverse Effect. All preclinical and clinical studies conducted by or on behalf of the Company to support approval for commercialization of the Company’s products have been conducted by the Company, or to the Company’s knowledge by third parties, in compliance with all applicable federal, state or foreign laws, rules, orders and regulations, except for such failure or failures to be in compliance as could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect.

(u) There are no statutes or regulations that are required to be described in the Registration Statement, in the General Disclosure Package and in the Prospectus or required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations that have not been so described or filed.

(v) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws (or analogous governing instrument, as applicable), (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its material property or assets is subject (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA); (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court order, decree or judgment to which it or its property or assets may be subject, including the Sarbanes-Oxley Act; or (iv) is in violation of any applicable corporate governance requirements set forth in the rules of the Exchange; except, in the case of clauses (ii), (iii) and (iv) of this paragraph (v), for any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.

(w) The Company and each of its subsidiaries possess all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate local, state, federal or foreign regulatory agencies or bodies (including, without limitation, those administered by the FDA or by any foreign, federal, state or local governmental or regulatory authority performing functions similar to those performed by the FDA) which are necessary for the ownership of their respective properties or the conduct of their respective businesses as described in the General Disclosure Package and the Prospectus (collectively, the “Governmental Permits”) except where any failures to possess or make the same, singularly or in the aggregate, would not have a Material Adverse Effect. The Company and its subsidiaries are in compliance with all such Governmental Permits and all such Governmental Permits are valid and in full force and effect, except where the noncompliance, validity or failure to be in full force and effect would not, singularly or in the aggregate, have a Material Adverse Effect. Neither the Company nor any subsidiary has received written notification of any revocation, modification, suspension, termination or invalidation (or proceedings related thereto) of any such Governmental Permit and to the knowledge of the Company, no event has occurred that allows or results in, or after notice or lapse of time or both would allow or result in, revocation, modification, suspension, termination or invalidation (or proceedings related thereto ) of any such Governmental Permit and the Company has no reason to believe that any such Governmental Permit will not be renewed. The studies, tests and preclinical or clinical trials conducted by or, to the Company’s knowledge, on behalf of the Company that are described in the General Disclosure Package and the Prospectus (the “Company Studies and Trials”) were and, if still pending, are being, conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional scientific standards; the descriptions of the results of the Company Studies and Trials contained in the General Disclosure Package and Prospectus are accurate in all material respects; except as set forth in the General Disclosure Package, the Company has not received any written notices or correspondence from the FDA or any foreign, state or local governmental body exercising comparable authority requiring the termination, suspension or material modification of any Company Studies or Trials that would reasonably be expected to have a Material Adverse Effect; and the Company is not aware of any studies, tests or trials the results of which the Company believes reasonably call into question the study, test, or trial results described or referred to in the Registration Statement, the General Disclosure Package and the Prospectus when viewed in the context in which such results are described and the clinical state of development. For the avoidance of doubt, the Company makes no representation or warranty that the results of any studies, tests or preclinical or clinical trials conducted by or on behalf of the Company will be sufficient to obtain governmental approval from the FDA or any foreign, state or local governmental body exercising comparable authority or that additional studies, tests or preclinical or clinical trials will reach similar results or conclusions.

(x) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Company nor any of its subsidiaries has granted rights to develop, manufacture, produce, assemble, distribute, license, market or sell its product candidates to any other person and is not bound by any agreement that affects the exclusive right of the Company to develop, manufacture, produce, assemble, distribute, license, market or sell its products.

(y) Neither the Company nor any of its subsidiaries is or, after giving effect to the offering of the Securities and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus, will become an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

(z) Neither the Company, nor to the knowledge of the Company, any of its officers or directors has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

(aa) The Company and its subsidiaries own or possess the right to use all (i) patents, patent applications, trademarks, trademark registrations, service marks, service mark registrations, Internet domain name registrations, copyrights, copyright registrations, licenses, trade secret rights (“Intellectual Property Rights”) and (ii) inventions, software, works of authorships, trademarks, service marks, trade names, databases, formulae, know how, Internet domain names and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary confidential information, systems, or procedures) (collectively, “Intellectual Property Assets”) necessary to conduct their respective businesses as currently conducted, and as proposed to be conducted and described in the General Disclosure Package and the Prospectus, except where failure to own or possess such rights would not individually or in the aggregate have a Material Adverse Effect. The Company and its subsidiaries have not received written notice of any challenge, which is to their knowledge still pending, by any other person to the rights of the Company and its subsidiaries with respect to any Intellectual Property Rights or Intellectual Property Assets owned or used by the Company or its subsidiaries. Except as disclosed in the General Disclosure Package and the Prospectus, to the knowledge of the Company, the Company and its subsidiaries’ respective businesses as now conducted do not infringe, misappropriate, or otherwise violate, any valid and enforceable Intellectual Property Rights of any other person. All licenses for the use of the Intellectual Property Rights described in the General Disclosure Package and the Prospectus are valid, binding upon, and enforceable by or against the Company and/or its subsidiaries, as the case may be, and, to the knowledge of the Company, the other parties thereto in accordance to its terms. The Company has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of any Intellectual Property Rights or Intellectual Property Assets license, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property Rights or Intellectual Property Assets license. Except as described in the General Disclosure Package and the Prospectus, no claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person. The Company has taken all reasonable steps to protect, maintain and safeguard its Intellectual Property Rights, including the execution of appropriate nondisclosure and confidentiality agreements. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s right to own, use, or hold for use any of the Intellectual Property Rights as owned, used or held for use in the conduct of the business as currently conducted. The Company has at all times complied with all applicable laws relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company in the conduct of the Company’s business. The Company has obtained or is in the process of obtaining and will obtain ownership of all works of authorship and inventions made by its employees, consultants and contractors during the time they were employed by or under contract with the Company and which relate to the Company’s business. To the knowledge of the Company, the Company has complied with the United States Patent and Trademark Office’s (or the foreign equivalent thereof) duty of candor, good faith and disclosure and best mode requirement for any patent applications filed by the Company, and all other requirements for patentability and enforceability of any resultant patents, and has made no material misrepresentation in any such applications. To the knowledge of the Company, all material Intellectual Property Rights or Intellectual Property Assets disclosed in the General Disclosure Package and the Prospectus and owned by, or licensed to, the Company are valid and enforceable.

(bb) The Company and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that do not, singularly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the General Disclosure Package and the Prospectus, are in full force and effect, and neither the Company nor any subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease; except those that do no materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries.

(cc) There is (i) no significant unfair labor practice complaint pending against the Company, or any of its subsidiaries, nor to the knowledge of the Company, threatened against it or any of its subsidiaries, before the National Labor Relations Board, any state or local labor relation board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its subsidiaries, or, to the knowledge of the Company, threatened against it and (ii) no strike, lockout, work stoppage, slowdown, union organizing campaign, union demand for recognition or union election petition is pending or, to the Company’s knowledge, threatened, with respect to the employees of the Company or any of its subsidiaries, and, to the Company’s knowledge, there is no existing or imminent strike, lockout, work stoppage or slowdown by the employees of its subsidiaries’ principal suppliers, manufacturers, customers or contractors, that would reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect. No key employee or significant group of employees of the Company or any subsidiary has provided, or to the Company’s knowledge, plans to provide, written notice to the Company of intent to terminate employment with the Company or any such subsidiary.

(dd) To the knowledge of the Company, no “prohibited transaction” as defined under Section 406 of ERISA or Section 4975 of the Code and not exempt under ERISA Section 408 and the regulations and published interpretations thereunder has occurred with respect to any Employee Benefit Plan. At no time has the Company or any ERISA Affiliate maintained, sponsored, participated in, contributed to or has or had any liability or obligation in respect of any Employee Benefit Plan subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA, or Section 412 of the Code or any “multiemployer plan” as defined in Section 3(37) of ERISA or any multiple employer plan for which the Company or any ERISA Affiliate has incurred or could incur liability under Section 4063 or 4064 of ERISA. No Employee Benefit Plan provides or promises, or at any time provided or promised, retiree health, life insurance, or other retiree welfare benefits except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law. Each Employee Benefit Plan is and has been operated in material compliance with its terms and all applicable laws, including but not limited to ERISA and the Code and, to the knowledge of the Company, no event has occurred (including a “reportable event” as such term is defined in Section 4043 of ERISA) and no condition exists that would subject the Company or any ERISA Affiliate to any material tax, fine, lien, penalty or liability imposed by ERISA, the Code or other applicable law. Each Employee Benefit Plan intended to be qualified under Code Section 401(a) is so qualified and has a favorable determination or opinion letter from the IRS upon which it can rely, and any such determination or opinion letter remains in effect and has not been revoked; to the knowledge of the Company, nothing has occurred since the date of any such determination or opinion letter that is reasonably likely to adversely affect such qualification; (B) with respect to each Foreign Benefit Plan, such Foreign Benefit Plan (1) if intended to qualify for special tax treatment, meets, in all material respects, the requirements for such treatment, and (2) if required to be funded, is funded to the extent required by applicable law, and with respect to all other Foreign Benefit Plans, adequate reserves therefor have been established on the accounting statements of the applicable Company or subsidiary; (C) the Company does not have any obligations under any collective bargaining agreement with any union and no organization efforts are underway with respect to Company employees. As used in this Agreement, “Code” means the Internal Revenue Code of 1986, as amended; “Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA, including, without limitation, all stock purchase, stock option, stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, under which (1) any current or former employee, director or independent contractor of the Company or its subsidiaries has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any of its respective subsidiaries or (2) the Company or any of its subsidiaries has had or has any present or future obligation or liability; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; “ERISA Affiliate” means any member of the company’s controlled group as defined in Code Section 414(b), (c), (m) or (o); and “Foreign Benefit Plan” means any Employee Benefit Plan established, maintained or contributed to outside of the United States of America or which covers any employee working or residing outside of the United States.

(ee) The Company and each of its subsidiaries (i) is in compliance, in all material respects, with any and all applicable foreign, federal, state and local laws, rules, regulations, treaties, statutes and codes promulgated by any and all governmental authorities (including pursuant to the Occupational Health and Safety Act) relating to the protection of human health and safety in the workplace (“Occupational Laws”), (ii) has received all material permits, licenses or other approvals required of it under applicable Occupational Laws to conduct its business as currently conducted and (iii) is in compliance, in all material respects, with all terms and conditions of such permit, license or approval. No action, proceeding, revocation proceeding, writ, injunction or claim is pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries relating to Occupational Laws.

(ff) Except as otherwise described in the Prospectus, and except as would not, individually or in the aggregate, result in a Material Adverse Effect (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, “Materials of Environmental Concern”), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environment Concern (collectively, “Environmental Laws”), which violation includes, but is not limited to, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Company or its subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor has the Company or any of its subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that the Company or any of its subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys’ fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company or any of its subsidiaries, now or in the past (collectively, “Environmental Claims”), pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries or any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the Company’s knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that reasonably could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company or any of its subsidiaries or against any person or entity whose liability for any Environmental Claim the Company or any of its subsidiaries has retained or assumed either contractually or by operation of law.

(gg) The Company and its subsidiaries each (i) have timely filed, or duly obtained extensions of the time for filing, all necessary federal, state, local and foreign tax returns and all such returns were true, complete and correct, (ii) have paid all federal, state, local and non-U.S. taxes due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any of its subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, other than, in each case, any taxes which the Company or any of its subsidiaries is contesting in good faith and (iii) do not have any tax deficiency that has been assessed or, to its knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this paragraph (gg), that would not, singularly or in the aggregate, have a Material Adverse Effect. There are no unpaid taxes in any material amount claimed to be due by the Company by the taxing authority of any jurisdiction.

(hh) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company reasonably believes is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. Neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. All policies of insurance owned by the Company or any of its subsidiaries are, to the Company’s knowledge, in full force and effect and the Company and its subsidiaries are in compliance in all material respects with the terms of such policies.

(ii) The Company and each of its subsidiaries maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15 of the General Rules and Regulations under the Exchange Act (the “Exchange Act Rules”)) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the General Disclosure Package, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company’s internal control over financial reporting is overseen by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) in accordance with the Exchange Act Rules. Except as described in the General Disclosure Package, the Company has not publicly disclosed or reported to the Audit Committee or to the Board any material weakness, change in internal control over financial reporting or fraud involving management or other employees who have a significant role in the internal control over financial reporting, any violation of, or failure to comply with, the U.S. Securities Laws, or any matter which if determined adversely, would result in a Material Adverse Effect.

(jj) The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 of the Exchange Act Rules) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that information required to be disclosed by the Company with respect to itself and its subsidiaries in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, in the General Disclosure Package and in the Prospectus.

(kk) There is no franchise agreement, lease, contract, or other agreement or document required by the Securities Act or by the Rules and Regulations to be described in the General Disclosure Package and in the Prospectus or a document incorporated by reference therein or to be filed as an exhibit to the Registration Statement or a document incorporated by reference therein which is not so described or filed therein as required; and all descriptions of any such franchise agreements, leases, contracts, or other agreements or documents contained in the General Disclosure Package and in the Prospectus or in a document incorporated by reference therein are accurate and complete descriptions of such documents in all material respects. Other than as described in the General Disclosure Package, no such franchise agreement, lease, contract or other agreement has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and neither the Company nor any of its subsidiaries has received notice of and the Company does not have knowledge of any such pending or threatened suspension or termination, except for such suspensions or terminations or pending or threatened suspensions or terminations that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect.

(ll) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders (or analogous interest holders), customers or suppliers of the Company or any of its affiliates on the other hand, which is required to be described in the General Disclosure Package and the Prospectus or a document incorporated by reference therein and which is not so described.

(mm) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company or any of its subsidiaries because of the filing or effectiveness of the Registration Statement or otherwise, other than disclosed in the General Disclosure Package and except for persons and entities who have expressly waived such right in writing or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right. Except as described in the General Disclosure Package, there are no persons with registration rights or similar rights to have any securities registered by the Company or any of its subsidiaries under the Securities Act.

(nn) Other than as contemplated by this Agreement and except as disclosed in the Registration Statement, in the General Disclosure Package and in the Prospectus, the Company has not incurred any liability for any finder’s or broker’s fee or agent’s commission or financial advisory or similar fee in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(oo) Except as described in the General Disclosure Package and the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(pp) Since the date as of which information is given in the Registration Statement, General Disclosure Package and the Prospectus through the date hereof, and except as set forth in the Prospectus, neither the Company nor any of its subsidiaries has (i) issued or granted any securities other than options to purchase Common Stock pursuant to the Company’s stock option plan, (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any material transaction other than in the ordinary course of business, or (iv) declared or paid any dividend on its capital stock.

(qq) Except as previously disclosed to counsel for the Underwriter or as set forth in the General Disclosure Package and the Prospectus, to the knowledge of the Company, no beneficial owners of the Company’s capital stock or debt who, together with their associated persons and affiliates, hold in the aggregate 10% or more of such capital stock or subordinated debt, have any direct or indirect association or affiliate with a FINRA member.

(rr) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in either the General Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(ss) The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the Exchange, and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Exchange, nor has the Company received any notification that the Commission or FINRA is contemplating terminating such registration or listing, except as described in the General Disclosure Package. The Company has filed a notification of the listing of the Securities on the Exchange.

(tt) Each of the Company and its subsidiaries and any of their respective officers, directors, supervisors, managers or employees, and to the knowledge of the Company, any agent or affiliate acting on behalf of the Company or any of its subsidiaries has not violated, its participation in the offering will not violate, and the Company and each of its subsidiaries has instituted and maintains policies and procedures designed to ensure continued compliance with, applicable requirements of each of the following laws: anti-bribery laws, including, but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, the U.K. Bribery Act 2010, or any other law, rule or regulation of similar purposes and scope, or (ii) anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code section 1956 and 1957, the Patriot Act and the Bank Secrecy Act, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder.

(uu) There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Rules and Regulations) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in the General Disclosure Package and the Prospectus or a document incorporated by reference therein which have not been described as required.

(vv) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any of its subsidiaries to or for the benefit of any of the officers or directors of the Company, any of its subsidiaries or any of their respective family members, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus. All transactions by the Company with office holders or control persons of the Company have been duly approved by the board of directors of the Company, or duly appointed committees or officers thereof, if and to the extent required under U.S. law.

(ww) The statistical and market related data included in the Registration Statement, the General Disclosure Package and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate in all material respects and such data agree with the sources from which they are derived.

(xx) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending, or to the Company’s knowledge, threatened.

(yy) Neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries (a) is currently a target of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or (b) is located, organized or resident in a country or territory that is the subject of such sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea, Sudan and Syria); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC or in any other manner that will result in a violation of U.S. sanctions by any individual or entity (including any individual or entity participating in the offering, whether as underwriter, advisor, investor or otherwise). For the past five years, except as otherwise authorized pursuant to applicable law, neither the Company nor any of its subsidiaries has knowingly engaged in, and is not now knowingly engaged in, any dealings or transactions with any individual or entity, or in any country or territory, that at the time of the dealing or transaction is or was a target of U.S. sanctions.

(zz) The Company and its subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur on the Closing Date, will not be Insolvent (as defined below). For purposes of this paragraph (yy), “Insolvent” means, with respect to any person, (i) the present fair saleable value of such person’s assets is less than the amount required to pay such person’s total indebtedness, (ii) such person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(aaa) Neither the Company nor any of its affiliates (within the meaning of FINRA Rule 5110(f)(1)) directly or indirectly controls, is controlled by, or is under common control with, or is an associated person of a member (within the meaning of Article I, Section (rr) of the By-laws of FINRA) of FINRA.

(bbb) Except as disclosed in the General Disclosure Package and the Prospectus, the Company (i) does not have any material lending or other relationship with any bank or lending affiliate of the Underwriter and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of the Underwriter.

(ccc) To the knowledge of the Company, and except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company’s manufacturing facilities and operations are in compliance with applicable regulations of the FDA, including current Good Manufacturing Practices. Each of the Company and its subsidiaries (i) has not received any FDA Form 483, notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the FDA or any other governmental authority alleging or asserting noncompliance with any statutes, rules, or regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company (“Applicable Laws”) or Permits; (ii) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Permits; and (iii) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post sale warning, “dear doctor” letter, or other notice or action relating to the alleged lack of safety or efficacy of any product or any alleged product defect or violation and, to the Company’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action; except, in the case of each of (i), (ii) and (iii), as would not, individually or in the aggregate, have a Material Adverse Effect.

(ddd) The Company represents that the aggregate market value of Securities to be sold pursuant to this Agreement shall not exceed the lesser of (i) the aggregate market value of securities remaining available for issuance under the Registration Statement and (ii) one-third of the aggregate market value of the Company’s voting and non-voting common equity held by its non-affiliates less the aggregate market value of securities sold pursuant to the Registration Statement during the 12 calendar months immediately prior to and including the month of the proposed offering, in each case calculated in accordance with the requirements of Form S-3 and Rules and Regulations relating thereto.

(eee) Any certificate signed by any officer of the Company in connection with the offering of the Securities pursuant to this Agreement and delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

2. Purchase, Sale and Delivery of Securities.

(a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Firm Shares and Firm Warrants to the Underwriter, and the Underwriter agrees to purchase from the Company the number of Firm Shares and Firm Warrants set forth opposite the name of the Underwriter in Schedule I hereto. The purchase price for each Firm Share and accompanying Firms Warrant shall be $1.0695 (the “Offering Price”), representing an offering price of $1.0602 per Firm Share, with the accompanying Firm Warrant offered at a purchase price of $0.0093 per warrant.

The Firm Securities will be delivered by the Company to the Underwriter against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company at the offices of Sheppard Mullin Richter & Hampton, LLP, 30 Rockefeller Plaza, 39th Floor, New York, New York 10112 or such other location as may be agreed upon by the Company and the Underwriter, at 10:00 a.m. Eastern time on the second (or if the Securities are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the third) full business day following the date hereof, or at such other time and date as the Underwriter and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, such time and date of delivery being herein referred to as the “First Closing Date.” Delivery of the Firm Shares in book-entry form shall be made by credit through full fast transfer to the account at The Depository Trust Company designated by the Underwriter, unless the Underwriter shall otherwise instruct.

(b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth the Company, with respect to the Option Securities hereby grants to the Underwriter an option to purchase all or any portion of the Option Securities at the Offering Price. The option granted hereunder may be exercised in whole or in part at any time within 30 days after the effective date of this Agreement upon written notice (including via email) by the Underwriter to the Company setting forth the aggregate number of Option Securities as to which the Underwriter is exercising the option, the names and denominations in which the Option Securities are to be registered and the date and time, as determined by the Underwriter, when the Option Securities are to be delivered, such time and date being herein referred to as the “Second Closing” and “Second Closing Date,” respectively and, together with the First Closing Date, the “Closing Date”; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the business day after the date on which the option shall have been exercised. No Option Securities shall be sold and delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered.

The Option Securities will be delivered by the Company to the Underwriter against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company at the offices of Sheppard Mullin Richter & Hampton, LLP, 30 Rockefeller Plaza, 39th Floor, New York, New York 10112, or such other location as may be mutually acceptable at 10:00 a.m., Eastern time, on the Second Closing Date. Delivery of the Option Securities in book-entry form shall be made by credit through full fast transfer to the account at The Depository Trust Company designated by the Underwriter, unless the Underwriter shall otherwise instruct.

(c) [Reserved].

3. Covenants. The Company covenants and agrees with the Underwriter as follows:

(a) Promptly following execution of this Agreement, the Company will prepare and file the Prospectus containing the Rule 430B Information and other selling terms of the Securities, the plan of distribution thereof and such other information as may be required by the Act or the Rules and Regulations and will file the Prospectus within the time period required by, and otherwise in accordance with the provisions of, Rule 424(b) of the Rules and Regulations; if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Securities Act and the Rule 462(b) Registration Statement has not yet been filed and become effective, the Company will prepare and file the Rule 462 Registration Statement with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b) and the Securities Act; the Company will prepare and file with the Commission, promptly upon the Underwriter’s request, any amendments or supplements to the Registration Statement or Prospectus that, based on the advice of counsel, may be necessary or advisable in connection with the distribution of the Securities by the Underwriter; and the Company will furnish the Underwriter and counsel for the Underwriter a copy of any proposed amendment or supplement to the Registration Statement or Prospectus and will not file any amendment or supplement to the Registration Statement or Prospectus to which the Underwriter shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

(b) The Company will advise the Underwriter, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or of any order preventing or suspending the use of any Base Prospectus, Preliminary Prospectus, the General Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

(c) Within the time during which a prospectus (assuming the absence of Rule 172) relating to the Securities is required to be delivered under the Securities Act by the Underwriter or any dealer (the “Prospectus Delivery Period”), the Company will use its best efforts to comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the General Disclosure Package and the Prospectus. If during such period any event shall occur or condition shall exist as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective investors, the General Disclosure Package) to comply with the Securities Act, the Company will promptly notify the Underwriter and will amend the Registration Statement or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the General Disclosure Package) (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

If at any time following issuance of an Issuer Free Writing Prospectus and through the Prospectus Delivery Period, there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict, during such time, with the information contained in the Registration Statement, any Preliminary Prospectus or the Prospectus relating to the Securities or included or, during such time, would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company promptly will notify the Underwriter and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(d) The Company shall use its best efforts to take or cause to be taken all necessary action to qualify the Securities for sale under the securities laws of such jurisdictions as the Underwriter reasonably designates after consultation with the Company and will use its best efforts to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to take any action that would subject it to (i) service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject or (ii) taxation as a foreign corporation in any jurisdiction where it is not now so subject.

(e) The Company will furnish or make available, at its own expense, to the Underwriter and counsel for the Underwriter copies of the Registration Statement (one of which will be signed and will include all consents and exhibits filed therewith), and to the Underwriter and any dealer each Preliminary Prospectus, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriter may from time to time reasonably request.

(f) The Company will make generally available to its security holders as soon as practicable, but in no event later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period beginning after the effective date of the Registration Statement (or if later the Rule 462(b) Registration Statement) that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.

(g) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective under the provisions of Section 8 hereof or is terminated, will pay or cause to be paid (A) all expenses (including transfer taxes allocated to the respective transferees) incurred in connection with the delivery to the Underwriter of the Securities, (B) all expenses and fees (including, without limitation, fees and expenses of the Company’s accountants and counsel but, except as otherwise provided below, not including fees of the Underwriter’s counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, each Preliminary Prospectus, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of this Agreement and other underwriting documents, including Blue Sky Memoranda (covering the states and other applicable jurisdictions), (C) all reasonable and documented filing fees incurred in connection with the qualification of the Securities for offering and sale by the Underwriter or by dealers under the securities or blue sky laws of the states and other jurisdictions which the Underwriter shall designate, (D) the fees and expenses of any transfer agent or registrar, (E) the filing fees incident to any required review and approval by FINRA of the terms of the sale of the Securities, (F) listing fees, if any, (G) the cost and expenses of the Company relating to investor presentations or any “road show” undertaken in connection with marketing of the Securities, (H) non-accountable expenses of $35,000, (I) $10,000 for clearing expenses, (J) all other costs and expenses of the Company incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein and (K) all other reasonable out-of-pocket documented costs and expenses of the Underwriter (including reasonable and documented fees and disbursements of counsel) incident to the performance of its obligations hereunder not otherwise specifically provided for herein, provided, however that such costs and expenses provided for in clause (K) shall not exceed, in the aggregate, $75,000. The Company shall not in any event be liable to the Underwriter for loss of any anticipated profits from the transactions contemplated by this Agreement. If the sale of the Firm Securities provided for herein is not consummated by reason of action by the Company pursuant to Section 8 hereof which prevents this Agreement from becoming effective or if the sale of the Firm Securities provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its or their part to be performed, or because any other condition of the Underwriter’s obligations hereunder required to be fulfilled by the Company prior to the First Closing is not fulfilled, the Company will reimburse the Underwriter for all reasonable and documented out-of-pocket disbursements (including, but not limited to, reasonable fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges) incurred by the Underwriter in connection with its investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder in an amount not to exceed $75,000 in the aggregate. For the avoidance of doubt, the obligations of the Company to pay costs and expenses of the Offering shall supersede any obligation of the Company to pay costs and expenses of the Offering set forth in any prior letter agreement between the parties in connection with the Offering.

(h) The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the General Disclosure Package and in the Prospectus and will file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required in accordance with Rule 463 of the Rules and Regulations.

(i) The Company will not, without the prior written consent of the Underwriter, from the date of execution of this Agreement and continuing to and including the date 90 (the “Lock-Up Period”), (A) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (B) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (C) publicly announce any intention to do any of the foregoing except (i) to the Underwriter pursuant to this Agreement, (ii) to directors, officers, employees and consultants of the Company pursuant to employee benefit plans, equity incentive plans or other employee compensation plans existing on the date hereof and as described in the Prospectus or otherwise approved by the Company’s stockholders, (iii) pursuant to the exercise or conversion of any options, warrants, rights or convertible securities outstanding on the date hereof or (iv) securities of the Company issued in connection with a joint venture, collaboration, strategic alliance, licensing, partnering or other commercial relationship entered into during the Lock-Up Period.

(j) The Company has caused to be delivered to the Underwriter prior to the date of this Agreement a letter, in the form of Exhibit B hereto (the “Lock-Up Agreement”), from each of the Company’s directors and executive officers. The Company will enforce the terms of each Lock-Up Agreement and will issue stop-transfer instructions to the transfer agent for the Common Stock with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement.

(k) The Company has not taken and will not take, directly or indirectly, any action designed to or which would reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities, and has not effected any sales of Common Stock which are required to be disclosed in response to Item 701 of Regulation S-K under the Securities Act which have not been so disclosed in the Registration Statement.

(l) Other than as contemplated by this Agreement or as otherwise disclosed in writing to the Underwriter, the Company will not incur any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(m) During the Prospectus Delivery Period, the Company will file with the Commission such periodic and other reports as required by the Rules and Regulations.

(n) The Company and its subsidiaries will maintain such controls and other procedures, including without limitation those required by Sections 302 and 906 of the Sarbanes-Oxley Act and the applicable regulations thereunder, that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and its principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure, to ensure that material information relating to Company, including its subsidiaries, is made known to them by others within those entities.

(o) The Company and its subsidiaries will comply with all applicable provisions of the Sarbanes-Oxley Act.

(p) The Company represents and agrees that, unless it obtains the prior written consent of the Underwriter, and the Underwriter represents and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Securities Act, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule III. Any such free writing prospectus consented to by the Company and the Underwriter is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company represents that it has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

(q) Prior to the latest of the Closing Dates, to supply the Underwriter with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the Registration Statement, the Prospectus, or any amendment or supplement thereto or document incorporated by reference therein.

(r) Prior to the latest of the Closing Dates, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Underwriter is notified), without the prior written consent of the Underwriter, unless in the judgment of the Company and its counsel, and after notification to the Underwriter, such press release or communication is required by law.

(s) To maintain, at its expense, a registrar and transfer agent for the Securities.

(t) To maintain the listing of the Securities on the Exchange.

4. Conditions of Underwriter’s Obligations. The obligations of the Underwriter hereunder are subject to the accuracy, as of the date hereof and at each of the First Closing Date and the Second Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company contained herein, to the performance by the Company and to the following additional conditions:

(a) If the filing of any Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, is required under the Securities Act or the Rules and Regulations, the Company shall have filed the Prospectus (or such amendment or supplement) or such Issuer Free Writing Prospectus with the Commission in the manner and within the time period so required; no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof, nor suspending or preventing the use of the General Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement, the General Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to the Underwriter’s satisfaction.

(b) The Underwriter shall not have advised the Company that (i) the Registration Statement or any amendment thereof or supplement thereto contains an untrue statement of a material fact which, based on the advice of counsel to the Underwriter, is material or omits to state a material fact which, based on the advice of counsel to the Underwriter, is required to be stated therein or necessary to make the statements therein not misleading, or (ii) the General Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus contains an untrue statement of fact which, based on the advice of counsel to the Underwriter, is material, or omits to state a fact which, based on the advice of counsel to the Underwriter, is material and is required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(c) Except as contemplated in the General Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the General Disclosure Package and the Prospectus, the Company shall have not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise or conversion of outstanding options, warrants, rights or convertible securities), or any material change in the short-term or long-term debt of the Company, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company except pursuant to equity compensation plans or arrangements described in the General Disclosure Package and in the Prospectus, or any Material Adverse Effect or any development that would result in a Material Adverse Effect (whether or not arising in the ordinary course of business), that, in the Underwriter’s judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the General Disclosure Package and in the Prospectus.

(d) On each Closing Date, there shall have been furnished to the Underwriter, the opinion and negative assurance letter of Wilmer Cutler Pickering Hale and Dorr LLP, corporate counsel for the Company, each dated such Closing Date and addressed to the Underwriter in a form mutually agreed upon.

(e) On each Closing Date, there shall have been furnished to the Underwriter, the opinion and negative assurance letter of Goodwin Procter LLP, intellectual property counsel for the Company, each dated such Closing Date and addressed to the Underwriter in a form mutually agreed upon.

(f) [Reserved].

(g) On each Closing Date, there shall have been furnished to the Underwriter, the letter of negative assurance of Sheppard Mullin Richter & Hampton, LLP, counsel for the Underwriter, dated such closing date and addressed to the Underwriter with respect to the formation of the Company, the validity of the Securities, the Registration Statement, the General Disclosure Package or the Prospectus and other related matters as the Underwriter may reasonably request, and such counsel shall have received such papers and information as they reasonably request to enable them to pass upon such matters.

(h) On the date hereof and on each Closing Date, the Underwriter shall have received a letter from EY, dated such date and addressed to the Underwriter, confirming that it is an independent registered public accounting firm within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the General Disclosure Package, as of a date not prior to the date hereof or more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters covered by its letter delivered to the Underwriter concurrently with the execution of this Agreement, and the effect of the letter so to be delivered on such Closing Date shall be to confirm the conclusions and findings set forth in such prior letter.

(i) On each Closing Date, there shall have been furnished to the Underwriter a certificate, dated such Closing Date and addressed to the Underwriter, signed by the chief executive officer or the chief financial officer of the Company, to the effect that:

(i) the representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of such Closing Date, and the Company has complied, in all material respects, with all the agreements and satisfied all the conditions on its part to be performed or satisfied under this Agreement at or prior to such Closing Date;

(ii) no stop order or other order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale, nor suspending or preventing the use of the General Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, has been issued, and, no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state regulatory body; and

(iii) the signer of said certificate has examined the Registration Statement, the General Disclosure Package and the Prospectus, and any amendments thereof or supplements thereto, and in his or her opinion (A) each part of the Registration Statement and the Prospectus, and any amendments thereof or supplements thereto contain, and contained when such part of the Registration Statement, or any amendment thereof, became effective, all statements and information required to be included therein, and the Registration Statement, or any amendment thereof, does not contain and did not contain when such part of the Registration Statement, or any amendment thereof, became effective, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that such statement shall not apply to statements in or omissions from the Registration Statement, and any amendments thereof or supplements thereto, based upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, and the Prospectus, as amended or supplemented, does not include and did not include as of its date or the time of first use within the meaning of the Rules and Regulations, any untrue statement of material fact or omit to state and did not omit to state as of its date or the time of first use within the meaning of the Rules and Regulations a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such statement shall not apply to statements in or omissions from the Prospectus, as amended or supplemented, based upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein; (B) neither (1) the General Disclosure Package nor (2) any individual Limited Use Free Writing Prospectus, when considered together with the General Disclosure Package, include, nor included as of the Applicable Time any untrue statement of a material fact or omit, or omitted as of the Applicable Time, to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such statement shall not apply to statements in or omissions from the General Disclosure Package or any individual Issuer Limited-Use Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein; (C) since the Applicable Time there has occurred no event required to be set forth in an amended or supplemented prospectus which has not been so set forth; (D) subsequent to the respective dates as of which information is given in the General Disclosure Package and in the Prospectus, neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock, and except as disclosed in the General Disclosure Package and in the Prospectus, there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise or conversion of outstanding options, warrants, rights or convertible securities), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, except pursuant to equity compensation plans or arrangements described in the General Disclosure Package and in the Prospectus, of the Company, or any of its subsidiaries, or any other Material Adverse Effect or any development which could reasonably be expected to result in a Material Adverse Effect (whether or not arising in the ordinary course of business); and (E) except as stated in the General Disclosure Package and in the Prospectus, there is not pending, or, to the knowledge of the Company, threatened or contemplated, any action, suit or proceeding to which the Company or any of its subsidiaries is a party before or by any court, governmental agency or any arbitrator, which could reasonably be expected to result in a Material Adverse Effect.

(j) The Underwriter shall have received all of the Lock-Up Agreements referenced in Section 3(j).

(k) [Reserved].

(l) On each Closing Date, the Underwriter shall receive a certificate of the Secretary of the Company, in customary form.

(m) On each Closing Date, the Securities to be delivered on such closing Date will have been approved for listing on the Nasdaq Capital Market, subject to official notice of issuance.

(n) At or after the Applicable Time, (i) no downgrading shall have occurred in the rating accorded any of the Company’s securities by any “nationally recognized statistical organization,” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s securities.

(o) FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(p) The Company shall have furnished to the Underwriter and counsel for the Underwriter such additional documents, certificates and evidence as the Underwriter and counsel for the Underwriter may have reasonably requested.

All such opinions, certificates, letters and other documents mentioned above and elsewhere in this Agreement will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Underwriter and counsel for the Underwriter. The Company will furnish the Underwriter with such conformed copies of such opinions, certificates, letters and other documents as the Underwriter shall reasonably request.

5. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless the Underwriter, its affiliates, directors and officers and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each an “Indemnified Party”), from and against any losses, claims, damages or liabilities, joint or several, to which the Indemnified Party may become subject, under the Securities Act or otherwise (including in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the Rule 430B Information and any other information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to the Rules and Regulations, if applicable, any Preliminary Prospectus, the General Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or in any materials or information provided to investors by, or with the written approval of, the Company in connection with the marketing of the offering of the Common Stock (“Marketing Materials”), including any road show or investor presentations made to investors by the Company (whether in person or electronically); or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of (other than in the case of the Registration Statement) the circumstances under which they are made, not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by it in connection with preparing, investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer Free Writing Prospectus or in any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use in the preparation thereof; it being understood and agreed that the only information furnished by the Underwriter consists of the information described as such in Section 5(f).

(b) The Underwriter will indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (each an “Underwriter Indemnified Party”), from and against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise (including in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of (other than in the case of the Registration Statement) the circumstances under which they are made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Prospectus, or any such amendment or supplement, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use in the preparation thereof (it being understood and agreed that the only information furnished by the Underwriter consists of the information described as such in Section 5(f)), and will reimburse each Underwriter Indemnified Party for any legal or other expenses reasonably incurred by such Underwriter Indemnified Party in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure (through the forfeiture of substantive rights or defenses). In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising from any claim in respect of which indemnity may be sought under this Section 5 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would be inappropriate due to actual or potential differing interests between them, and in any such event the reasonable fees and expenses of such separate counsel shall be paid by the indemnifying party. An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 5 to which it has not agreed in writing. In addition, no indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed), effect any settlement of any pending or threatened proceeding unless such settlement includes an unconditional release of such indemnified party for all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (after deducting underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), in no event shall the Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by the Underwriter with respect to the offering of the Securities exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriter within the meaning of the Securities Act; and the obligations of the Underwriter under this Section 5 shall be in addition to any liability that the Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Securities Act.

(f) The Underwriter confirms and the Company acknowledges that the statements with respect to the public offering of the Securities by the Underwriter regarding the name and share amount and warrant amounts set forth in the table of underwriters, the first three paragraphs under the caption “Underwriting-Underwriter’s Discounts, Commissions and Expenses”, the paragraphs (including the text presented as a bulleted list) under the caption “Underwriting-Short Positions and Penalty Bids” (other than the final two paragraphs of such section), and the paragraph under the caption “Underwriting-Electronic Offer, Sale and Distribution of Shares” in the General Disclosure Package and in the Prospectus (such information collectively, the “Underwriter’s Information”), are correct and constitute the only information concerning the Underwriter furnished in writing to the Company by or on behalf of the Underwriter specifically for inclusion in the Registration Statement, any Preliminary Prospectus, the General Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus.

6. Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, and the agreements of the Underwriter and the Company contained in Section 5 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons thereof, and shall survive delivery of, and payment for, the Securities to and by the Underwriter hereunder.

7. Termination of this Agreement. The Underwriter shall have the right to terminate this Agreement by giving notice to the Company as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 2(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the Company shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriter’s obligations hereunder is not fulfilled, (iii) trading on the Nasdaq Stock Market, the New York Stock Exchange or the NYSE American shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the Nasdaq Stock Market, the New York Stock Exchange or the NYSE American, by such Exchange or by order of the Commission or any other Governmental Authority, (v) a banking moratorium shall have been declared by federal or state authorities, or (vi) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the Underwriter’s judgment, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 3(g) and Section 5 hereof shall at all times be effective.

8. Default by the Company. If the Company shall fail at the First Closing Date to sell and deliver the number of Securities which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of the Underwriter or, except as provided in Section 3(g) and Section 5 hereof, any non-defaulting party.

No action taken pursuant to this Section 8 shall relieve the Company so defaulting from liability, if any, in respect of such default.

9. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriter, shall be mailed or delivered to H.C. Wainwright & Co., LLC, 430 Park Avenue, New York, New York 10022, with a copy to Sheppard Mullin Richter & Hampton, LLP, 39 Rockefeller Plaza, 30th Floor, New York, New York 10112, Attention: Jeffrey Fessler, Esq.; and if to the Company, shall be mailed or delivered to AVEO Pharmaceuticals, Inc., One Broadway, 14th Floor, Cambridge, Massachusetts 02142, Attention: Chief Executive Officer, with a copy to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, Attention: Steven D. Singer, Esq. and Cynthia T. Mazareas, Esq. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

10. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 5. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Securities from the Underwriter.

11. Intentionally omitted.

12. Governing Law; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Underwriter each hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

13. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

14. General Provisions. This Agreement and the letter agreement dated March 28, 2019 by and between the Company and the Underwriter constitute the entire agreement of the parties to this Agreement and supersede all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

[Signature Page Follows]

Please sign and return to the Company the enclosed duplicates of this Agreement whereupon this Agreement will become binding between the Company and the Underwriter in accordance with its terms.

Very truly yours,

AVEO PHARMACEUTICALS, INC.

By:	/s/ Matthew Dallas
	Name:	Matthew Dallas
	Title:	Chief Financial Officer

H.C. WAINWRIGHT & CO., LLC

By:	/s/ Mark W. Viklund
	Name:	Mark W. Viklund
	Title:	Chief Executive Officer

[Signature Page to Purchase Agreement]

SCHEDULE I

Underwriter	Number of Firm Shares (1)	Number of Firm Warrants (1)
H.C. Wainwright & Co., LLC.	21,739,131	21,739,131
Total	21,739,131	21,739,131

(1)

The Underwriter may purchase up to an additional 3,260,869 Option Securities, to the extent the option described in Section 2(b) of the Agreement is exercised, in the proportions and in the manner described in the Agreement.

SCHEDULE II

General Use Free Writing Prospectuses

None.

SCHEDULE III

Pricing Information

Number of Firm Shares to be Issued: 21,739,131

Number of Firm Warrants to be Issued: 21,739,131

Number of Option Shares to be Issued: 3,260,869

Number of Option Warrants to be Issued: 3,260,869

Public Offering Price: $1.15 for each Firm Share and accompanying Firm Warrant, representing an offering price of $1.14 per Firm Share, with the accompanying Firm Warrant offered at a purchase price of $0.01 per warrant.

Exercise Price of the Warrant: $1.25

Underwriting Discounts and Commissions: 7.00%

EXHIBIT A

Warrant

COMMON STOCK PURCHASE WARRANT

AVEO PHARMACEUTICALS, INC.

Warrant Shares:	Issue Date: , 2019

Initial Exercise Date: , 2019

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received,              or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on                 1 (the “Termination Date”) but not thereafter, to subscribe for and purchase from AVEO Pharmaceuticals, Inc. , a Delaware corporation (the “Company”), up to              shares (as subject to adjustment hereunder, the “Warrant Shares”) of the Company’s common stock (the “Common Stock”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Company.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

[1]	The date that is the two year anniversary of the Initial Exercise Date, provided that, if such date is not a Trading Day, insert the immediately following Trading Day.

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“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or any subsidiaries of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Registration Statement” means the Company’s registration statement on Form S-3 (File No. 333-221837), including the prospectus supplement filed in connection with the transaction contemplated by the Underwriting Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Transfer Agent” means Computershare Trust Company, N.A, the current transfer agent of the Company, with a mailing address of Meidinger Tower, 462 S. 4th Street, Louisville, KY 40202, Attn: Andrew Waford, and any successor transfer agent of the Company.

“Underwriting Agreement” means that certain underwriting agreement, dated as of April 3, 2019, by and between H.C. Wainwright & Co., LLC and the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Company.

“Warrants” means this Warrant and other Common Stock purchase warrants issued by the Company pursuant to the Underwriting Agreement and the Registration Statement.

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Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $1.25, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. If at the time of exercise hereof there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance or resale of the Warrant Shares to or by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(64) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two

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(2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(c), except to the extent required by applicable law, rule or regulation.

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c).

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) this Warrant is being exercised via cashless exercise, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (A) the earlier of (i) two (2) Trading Days and (ii) the number of days comprising the Standard Settlement Period, in each case after the delivery to the Company of the Notice of Exercise and (B) two (2) Trading Days after delivery of the aggregate Exercise Price to the Company (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by the Warrant Share Delivery Date. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant

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Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (other than a failure caused by incorrect or incomplete information provided by the Holder to the Company), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice within three (3) Trading Days after the occurrence of a Buy-In indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

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v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent

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that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company that is filed with the Commission or (C) a more recent written notice by the Company or the Transfer Agent to the Holder setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be [4.99%/9.99%] of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant

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shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination and excluding shares acquired upon conversion of any currently outstanding convertible securities in accordance with the terms thereof as in effect on the date hereof) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock

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acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.

c) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

d) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange

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their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

a) Transferability. This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Issue Date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting the rights of a Holder to receive Warrant Shares on a “cashless exercise,” and to receive the cash payments contemplated pursuant to Sections 2(d)(i) and 2(d)(iv), in no event will the Company be required to net cash settle a Warrant exercise.

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b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

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Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of this Warrant shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). If either party shall commence an action, suit or proceeding to enforce any provisions of this Warrant, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for their reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding the fact that the right to exercise this Warrant terminates on the Termination Date. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by facsimile or e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at             , Attention:             , facsimile number:             , email address:             , or such other facsimile number, email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile or e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, e-mail address or address of such Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or via e-mail at the e-mail address set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or via e-mail at the e-mail address set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

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i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

AVEO PHARMACEUTICALS, INC.

By:
Name:
Title:

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NOTICE OF EXERCISE

TO:     AVEO PHARMACEUTICALS, INC.

(1) The undersigned hereby elects to purchase              Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

[SIGNATURE OF HOLDER]

Name of Investing Entity:

________________________________________________________________________________________

Signature of Authorized Signatory of Investing Entity:

_________________________________________________________________

Name of Authorized Signatory:

___________________________________________________________________________________

Title of Authorized Signatory:

____________________________________________________________________________________

Date:

______________________________________________________________________________________________________________________

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EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)

Phone Number:

Email Address:

Dated: _______________ __, ______

Holder’s Signature:

Holder’s Address:

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EXHIBIT B

Form of Lock-Up Agreement

April [     ], 2019

H.C. Wainwright & Co., LLC

430 Park Avenue

New York, New York 10022

Dear Sirs:

As an inducement to the underwriter (the “Underwriter”) to execute a purchase agreement (the “Purchase Agreement”) providing for a public offering (the “Offering”) of shares of common stock, $0.001 par value per share (the “Common Stock”), Series A Warrants to purchase shares of Common Stock and Series B Warrants to purchase shares of Common Stock (collectively, the “Securities”) of AVEO Pharmaceuticals, Inc., a Delaware corporation, and any successor (by merger or otherwise) thereto (the “Company”), the undersigned hereby agrees that without, in each case, the prior written consent of H.C. Wainwright & Co., LLC (“HWC”), as Underwriter, during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not: (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Securities”); (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; (3) make any demand for, or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock; or (4) publicly disclose the intention to do any of the foregoing.

The undersigned agrees that the foregoing restrictions preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Securities.

The Lock-Up Period will commence on the date of this Agreement and continue up to and including the ninetieth (90th) day after the date of the final prospectus used to sell Securities in the Offering pursuant to the Purchase Agreement.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities (i) as a bona fide gift or gifts, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iii) by testate succession or intestate succession, (iv) by operation of law, including pursuant to a qualified domestic relations order or in connection with a divorce settlement, (v) pursuant to the Purchase Agreement or (vi) any transfers in connection with a bona fide third party tender offer, merger, consolidation or other similar transaction made to all common stockholders, provided that in the event the tender offer, merger, consolidation or other such transaction is not completed, the

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Undersigned’s Securities shall remain subject to the restrictions contained herein; provided, in the case of clauses (i)-(iv), that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Underwriter to be bound by the terms of this Agreement, and (z) no filing by any party under Section 16(a) of the Exchange Act, shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise, conversion or exchange of any options, warrants, rights or convertible securities outstanding on the date hereof as described in the Registration Statement, including any exercise effected by the delivery or sale of the Undersigned’s Securities to the Company (including, without limitation, to finance a “cashless exercise”); provided that they shall apply to any of the Undersigned’s Securities issued upon such exercise, conversion or exchange, except to the extent such securities are withheld by the Company to cover tax liabilities; (ii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof), and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof); (iii) the transfer of shares of Common Stock or any securities to the Company as forfeitures to satisfy tax withholding obligations of the undersigned or the employer of the undersigned in connection with the vesting of restricted stock or exercise of options held by the undersigned and granted pursuant to the Company’s equity incentive plans that are described in the Registration Statement (including the documents incorporated by reference therein); provided that if the undersigned is required to file a report under Section 16(a) of the Exchange Act reporting a reduction in beneficial ownership of shares of Common Stock during the Lock-Up Period, the undersigned shall include a statement in such report to the effect that the purpose of such transfer was to cover tax withholding obligations of the undersigned in connection with such vesting or exercise; or (iv) transactions relating to Common Stock acquired in open market transactions after the completion of the Offering or Common Stock acquired in the Offering.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Common Stock if such transfer would constitute a violation or breach of this Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that upon request, the undersigned will execute any additional documents necessary to ensure the validity or enforcement of this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Agreement if (i) the Company notifies the Underwriter that it does not intend to proceed with the Offering, (ii) the Purchase Agreement does not become effective, or the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, or (iii) the Offering is not completed by April 30, 2019.

The undersigned understands that the Underwriter is entering into the Purchase Agreement and proceeding with the Offering in reliance upon this Agreement.

[Signature Page Follows]

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This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name of Person Signing (and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

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